UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2026

Cumulus Media Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38108	82-5134717
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

780 Johnson Ferry Road NE, Suite 500, Atlanta, GA		30342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 4, 2026, Cumulus Media Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Company Parties”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under the caption In re Cumulus Media, Inc., et al. (Case No. 26-90346). The Company Parties continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On March 5, 2026, the Company Parties filed the Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Reorganization of Cumulus Media Inc. and Its Debtor Affiliates and the Joint Prepackaged Chapter 11 Plan of Reorganization of Cumulus Media Inc. and Its Debtor Affiliates in the Chapter 11 Cases in the Bankruptcy Court.

On April 13, 2026, the Company Parties filed the Modified Joint Prepackaged Chapter 11 Plan of Reorganization of Cumulus Media Inc. and Its Debtor Affiliates (as may be amended or supplemented from time to time in accordance with its terms, the “Plan”).

On April 15, 2026, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”). A copy of the form of Confirmation Order, with a copy of the Plan attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan Supplement as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan or the Confirmation Order. The Company expects that the Effective Date will occur once all conditions precedent to the Plan, including, without limitation, the receipt of FCC Approval and any other necessary regulatory approvals, have been satisfied or waived. The Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for classes of claims and interests as follows:

Claim	Treatment
Other Secured Claims	Each Holder of an Allowed Other Secured Claim shall receive, at the option of the Debtors (with the consent of the Required Consenting Stakeholders) or Reorganized Debtors, as applicable: (i) payment in full in Cash of such Holder’s Allowed Other Secured Claim; (ii) delivery of the collateral securing such Holder’s Allowed Other Secured Claim; (iii) Reinstatement of such Holder’s Allowed Other Secured Claim; or (iv) such other treatment rendering such Holder’s Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.
Other Priority Claims	Each Holder of an Allowed Other Priority Claim shall receive payment in full in Cash of such Holder’s Allowed Other Priority Claim or such other treatment in a manner consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code. Allowed Other Priority Claims that arise in the ordinary course of the Debtors’ business and which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

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ABL Facility Claims	On the Effective Date, the Reorganized Debtors shall enter into the Restated ABL Credit Agreement and each Holder of an Allowed ABL Facility Claim shall receive, in full and final satisfaction, release, discharge of, and in exchange for, such Claim, its Pro Rata share of the New ABL Loans, which shall be issued in an amount equal to the Allowed ABL Facility Claims.
2029 Secured Claims	On the Effective Date, each Holder of an Allowed 2029 Secured Claim shall receive, in full and final satisfaction, release, discharge of, and in exchange for, such Claim, its Pro Rata share of (i) the Exit Convertible Notes and (ii) the 2029 Secured Claims Equity Distribution; provided that, notwithstanding anything in this Plan to the contrary, the 2029 Secured Claims Equity Distribution shall be made pursuant to, and subject to the terms and conditions of, the Equity Allocation Mechanism.
Other Funded Debt Claims	On the Effective Date, each Holder of an Other Funded Debt Claim shall receive its Pro Rata share of the Other Funded Debt Claims Equity Distribution; provided, however, that any distributions owing to 2026 Term Loan Lenders shall be turned over to the 2029 Term Loan Lenders and the 2029 Noteholders in accordance with the Junior Lien Intercreditor Agreement; provided, further, that, notwithstanding anything in this Plan to the contrary, the Other Funded Debt Claims Equity Distribution shall be made pursuant to, and subject to the terms and conditions of, the Equity Allocation Mechanism.
General Unsecured Claims	Except to the extent that a Holder of an Allowed General Unsecured Claim and the Debtors (in consultation with the Required Consenting 2029 Holders) agrees to a less favorable treatment on account of such Claim or such Claim has been paid or Disallowed by Final Order prior to the Effective Date, on and after the Effective Date, the Reorganized Debtors shall continue to pay or treat each Allowed General Unsecured Claim in the ordinary course of business as if the Chapter 11 Cases had never been commenced, subject to all claims, defenses, or disputes the Debtors and Reorganized Debtors may have with respect to such Claims, including as provided in Article IV.S of the Plan; provided that Allowed Lease Rejection Claims shall be paid in full on the later of (i) the Effective Date or (ii) entry of a Final Order Allowing a Lease Rejection Claim.
Intercompany Claims	On the Effective Date, at the Debtors’ election (with the consent of the Required Consenting 2029 Holders), each Holder of an Intercompany Claim shall have its Intercompany Claim Reinstated, or cancelled, released, and extinguished without any distribution.
Intercompany Interests	On the Effective Date, at the Debtors’ election (with the consent of the Required Consenting 2029 Holders), each Holder of an Intercompany Interest shall have its Intercompany Interest Reinstated, or cancelled, released, and extinguished without any distribution.
Existing Equity Interests and 510(b) Claims	On the Effective Date, each Holder of an Existing Equity Interest and/or 510(b) Claim shall have its Existing Equity Interest and/or 510(b) Claim (as applicable) cancelled, released, discharged, and extinguished without any distribution.

As of April 3, 2026, the Company had 17,668,032 issued and outstanding shares of common stock. Pursuant to the Plan, the Company will, as of the Effective Date: (a) cancel all outstanding shares of the Company’s common stock, (b) issue shares of New Common Stock, (c) if and to the extent necessary, issue Special Warrants (which shall, subject to Communications Laws and FCC Approval, be exercisable into New Common Stock as of the Effective Date), and (d) issue Exit Convertible Notes (which shall be issued and convertible into New Common Stock as set forth in the Exit Notes Documents). The New Common Stock is not expected to be listed on any national or foreign securities exchange and the issuance of the New Common Stock on the Effective Date is not expected to be registered under the Securities Act.

Information regarding the assets and liabilities of the Company and its subsidiaries may be found in the Company’s most recently filed Annual Report on Form 10-K and is incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2026, in connection with the Confirmation Order and effective as of the Confirmation Date, the Company entered into amended and restated employment agreements with Mary G. Berner, the Company’s President and Chief Executive Officer, and Francisco (“Frank”) J. Lopez-Balboa, the Company’s Executive Vice President and Chief Financial Officer (together, the “A&R Employment Agreements”).  The A&R Employment Agreements each have an initial term that will continue through December 31, 2026, and contain mirror provisions that provide for automatic extensions of one-year periods thereafter, unless terminated in advance by either party in accordance with the terms of the agreement.

The A&R Employment Agreements are substantiality consistent with the employment agreements that the Company previously entered into with Ms. Berner and Mr. Lopez-Balboa, respectively, except as set forth below:

•	Base Salary: Ms. Berner’s and Mr. Lopez-Balboa’s base salary will be reduced to $1,250,000 and $700,000, respectively.

•	Non-CIC Severance Multiple: The severance multiple applicable to Ms. Berner and Mr. Lopez-Balboa in a non-change in control qualifying termination will be modified to 1.75x and 1.0x, respectively.

•	CIC Severance Multiple: The severance multiple applicable to Ms. Berner and Mr. Lopez-Balboa in a change in control qualifying termination will be modified to 2.25x and 1.5x, respectively.

•	Good Reason: Each of Ms. Berner and Mr. Lopez-Balboa will have the right to resign with Good Reason and receive severance if the New Board does not allocate a grant from the MIP Pool (as defined below) within 90 days of the Effective Date.

•	CEO MIP Resignation: The New Board is required to make a grant from the MIP Pool to Ms. Berner within 90 days of the Effective Date. Ms. Berner may elect to not accept the New Board’s MIP grant from the MIP Pool, in which case she may resign for Good Reason and receive her contractual severance, except that the severance multiple applicable to such resignation shall be 1.0x.

The foregoing description of the A&R Employment Agreements is qualified in its entirety by reference to the A&R Employment Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this current report on Form 8-K and are incorporated by reference herein.

Management Incentive Plan (“MIP”)

10% of New Common Stock, on a fully diluted basis (the “MIP Pool”), shall be reserved for issuance of awards under the MIP to employees of the Company and to independent members of the Company’s board of directors (the “Board”), as determined in good faith by the New Board.  The New Board, in consultation with the CEO, shall in good faith allocate, grant and issue a portion of the MIP Pool within 90 days of the Effective Date. If the New Board’s allocation and grant (including the form and terms of such award) of the MIP Pool does not occur within 90 days of the Effective Date, then each existing employee participant in the Cumulus Media Inc. 2020 Equity and Incentive Compensation Plan shall have “Good Reason” to resign from employment and receive their existing contractual cash severance entitlements.

Item 7.01 - Regulation FD Disclosure.

Press Release

On April 15, 2026, the Company issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. The press release is furnished as Exhibit 99.1 hereto.

The information included in this Current Report under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

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Item 8.01 Other Events

Deregistration of Securities and Suspension of SEC Reporting Obligations

On the Effective Date, the Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company intends to immediately cease filing any further periodic or current reports under the Exchange Act upon filing the Form 15.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Confirmation Order, dated April 15, 2026.
10.1	President and Chief Executive Officer – Amended Employment Agreement.
10.2	Executive Vice President and Chief Financial Officer – Amended Employment Agreement.
99.1	Press Release, dated April 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Verita at https://www.veritaglobal.net/cumulusmedia. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified generally by the use of the terms “intended”, “expected”, “will”, and “anticipates”, and similar words or expressions indicating possible future expectations, events or actions. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein.

All statements in this Current Report on Form 8-K that are not historical are forward-looking statements, including statements regarding the Company’s ability to continue operating its business and implement the Restructuring Transactions pursuant to the Chapter 11 Cases and the Plan, including the timetable of completing such transactions, if at all. Such risks and uncertainties include, among other things, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; general economic or business conditions affecting the radio broadcasting industry which may be less favorable than expected, decreasing spending by advertisers; changes in market conditions which could impair the Company Parties’ intangible assets and the effects of any material impairment of their intangible assets; the Company Parties’ ability to execute their business plan and strategy; the ability to attract, motivate, and/or retain key executives and associates; increased competition in and with the media industry and the Company Parties’ ability to respond to changes in technology, including artificial intelligence, in order to remain competitive; the Company Parties’ ability to respond successfully to various legal, regulatory, and operational issues related to the ongoing development of artificial intelligence; shifts in population, demographics, audience tastes, and listening preferences; and other factors described in the “Risk Factors” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

	By:	/s/ Francisco J. Lopez-Balboa
		Name:	Francisco J. Lopez-Balboa
		Title:	Executive Vice President, Chief Financial Officer

April 17, 2026

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